                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) August 17, 1998



                                 BEST BUY CO., INC.
               (Exact name of registrant as specified in its charter)



                                     MINNESOTA
                   (State or other jurisdiction of incorporation)



               1-9595                                  41-0907483
       (Commission File Number)           (IRS Employer Identification Number)



               7075 Flying Cloud Drive                              55344
               Eden Prairie, Minnesota                            (Zip Code)
      (Address of principal executive offices)


         Registrant's telephone number, including area code:  612/947-2000


                                   Not applicable
           (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

On August 17, 1998, Best Buy Co., Inc. announced the authorized early redemption of the Company's $150 million 8 5/8% Senior Subordinated Notes due 2000 by Best Buy's Board of Directors.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report.

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
          EXHIBIT NO.         DESCRIPTION OF EXHIBIT

          99                  Press Release issued August 17, 1998

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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEST BUY CO., INC.
                                   (Registrant)


Date: August 17, 1998              By: /s/ Allen U. Lenzmeier
                                       ----------------------------------
                                   Name:     Allen U. Lenzmeier
                                   Title:    Executive Vice President &
                                             Chief Financial Officer